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Exhibit 10.24

SYNAGRO TECHNOLOGIES, INC.
2005 RESTRICTED STOCK PLAN

1. Purpose.

        This plan shall be known as the Synagro Technologies, Inc. 2005 Restricted Stock Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of Synagro Technologies, Inc. (the "Company") and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of restricted stock may be made under the Plan.

2. Definitions.

        (a) "Board of Directors" and "Board" mean the board of directors of the Company.

        (b) "Cause" means the occurrence of one or more of the following events:

          (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

          (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

          (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company or a Subsidiary, as the case may be; or

          (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

        (c) "Change in Control" means the occurrence of one of the following events:

          (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii) consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

          (iv) consummation of a plan of complete liquidation of the Company or a sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Committee" means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board.

        (f) "Common Stock" means the Common Stock, par value $0.002 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

        (g) "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

        (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i) "Exempt Person" means (i) GTCR Golder Rauner, L.L.C., GTCR Golder Rauner II, L.L.C. or any of their respective affiliates, (ii) any person, entity or group under the control of any party included in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

        (j) "Family Member" has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

        (k) "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq Stock Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board.

        (l) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

        (m) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

        (n) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

        The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto and the rules and regulations of the principal securities exchange on which the Common Stock is then listed for trading. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

        The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4. Shares Available for the Plan.

        Subject to adjustments as provided in Section 12 hereof, an aggregate of [BLANK] shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan is forfeited as to any Shares, then such forfeited Shares shall thereafter be available for further grants under the Plan.

5. Participation.

        Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, the Company and its Subsidiaries as selected by the Committee. Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the service or employ as a director or officer of or in the performance of services for the Company or a Subsidiary or shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

        Restricted stock awards may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "grantees"). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant to such participant in that year or subsequent years.

6. Restricted Stock.

        The Committee may, in its sole discretion and without limitation, grant Shares of restricted stock under the Plan to participants. Each grant of Shares of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in this Section 6), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

        The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

        If a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to death, Disability or Retirement during any period of restriction, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company; provided, however, in its sole discretion, the Committee may provide that all restrictions on such Shares that have not lapsed shall lapse. Subject to the immediately following paragraph, at such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

        If there is a Change in Control of the Company and a participant is terminated (other than for Cause, in which case all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company) from being a director, officer or employee of, or from performing other services for, the Company or a Subsidiary within one year after such Change in Control, all restrictions on Shares of restricted stock granted to such participant shall lapse. In addition, the Committee shall have the authority to grant shares of restricted stock with respect to which all restrictions shall lapse automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

7. Withholding Taxes.

        (a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares deliverable upon grant or vesting of restricted stock) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the delivery of restricted stock upon the grant thereof. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined.

        (b) Company Requirement. The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

8. Written Agreement; Vesting.

        Unless the Committee determines otherwise, each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Section 6 in connection with a Change in Control or certain occurrences of termination, no restrictions relating to a grant under this Plan may lapse within six months of the date such grant is made.

9. Transferability.

        Unless the Committee determines otherwise, no award granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant's Family Member by gift or a qualified domestic relations order as defined by the Code. All provisions of this Plan shall in any event continue to apply to any award granted under the Plan and transferred as permitted by this Section 9, and any transferee of any such award shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

10. Listing, Registration and Qualification.

        If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares is necessary or desirable as a condition of, or in connection with, the granting of same or the issue of Shares thereunder, no Shares of restricted stock may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

11. Transfer of Employee.

        The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

12. Adjustments.

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of restricted stock; provided, however, that the Committee shall not be required to make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant's gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) canceled in exchange for cash or other property or (b) assumed by the surviving or continuing corporation.

13. Amendment and Termination of the Plan.

        The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

        Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in this Section 13 and Section 14 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant's gross income pursuant to section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

14. Amendment or Substitution of Awards under the Plan.

        The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, provided that, except as otherwise provided in Section 12, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange, or grant (a) would not constitute a distribution of deferred compensation for purposes of Section 409A(a)(3) of the Code or (b) constitutes a distribution of deferred compensation that is permitted under regulations issued pursuant to Section 409A(a)(3) of the Code.

15. Commencement Date; Termination Date.

        The date of commencement of the Plan shall be the later of: (i) the date on which the Company's Registration Statement on Form S-1 (No. 333-122351) is declared effective by the Securities and Exchange Commission; and (ii) 20 calendar days after an Information Statement pursuant to Section 14C of the Exchange Act relating to the Plan has been sent or given to the Company's stockholders.

        Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on the ten year anniversary of the date on which the Plan commenced. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of restricted stock theretofore granted under the Plan.

16. Severability.

        Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

17. Governing Law.

        The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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  Exhibit 10.24